Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of the 4th day of January, 2012, by and among COPANO ENERGY, L.L.C. (“Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, LC Issuer and Swing Line Lender, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent and the lenders named therein entered into that certain Second Amended and Restated Credit Agreement dated as of June 10, 2011 (the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.           Terms Defined in the Original Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.           Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

 “Amendment” means this First Amendment to Second Amended and Restated Credit Agreement.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1.           Definitions.  The definition of “Joint Venture Entities” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

“Joint Venture Entities” means:

(i) each of Bighorn, Fort Union, Eagle Ford Gathering, Eagle Ford Crossover and Liberty Pipeline Group; and

(ii) each other corporation, partnership, joint venture, limited liability company or other business entity:

(a) of which less than a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, directly, or indirectly through one or more intermediaries, or both, by the Borrower; and

       (b) which is not engaged in any material line of business substantially different from those lines of business conducted by the Borrower and its Restricted Subsidiaries on the date hereof or any business substantially related or incidental thereto.

§ 2.2.           Consent Regarding Magellan Joint Venture.  Copano Double Eagle LLC, a Restricted Subsidiary of the Borrower, has entered into a joint venture agreement with Magellan OLP, L.P., an affiliate of Magellan Midstream Partners, L.P. (the “Magellan JV”), pursuant to which it is intended that certain Collateral currently subject to a Lien in favor of Administrative Agent securing the Obligations would be leased to, or occupancy rights granted to (collectively, the “Lease”), the Magellan JV (the “Subject Collateral”).  In connection with the Lease, Borrower has requested that Administrative Agent enter into a subordination, non-disturbance and attornment agreement with the Magellan JV with respect to the Subject Collateral and the Lease and the Lenders signatory hereto hereby consent to Administrative Agent entering into such an agreement with respect to the Subject Collateral, in form and substance reasonably satisfactory to Administrative Agent.

ARTICLE III. — Conditions of Effectiveness

§ 3.1.           Effective Date.  This Amendment shall become effective as of the date first written above, subject to the satisfaction of the following

(a)           Administrative Agent shall have received, at Administrative Agent's office a counterpart of this Amendment executed and delivered by Borrower and Required Lenders;

(b)           Administrative Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Administrative Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Administrative Agent:

(i)           Supporting Documents.  Such supporting documents as Administrative Agent may reasonably request.

ARTICLE IV. — Representations and Warranties

§ 4.1.           Representations and Warranties of Borrower.  In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of

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(b) such earlier date, and except that for purposes of this Section 4.1(a), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(c) No Default exists or will result herefrom.

(d) No Material Adverse Effect has occurred, and no event or circumstance has occurred that could reasonably be expected to cause a Material Adverse Effect, relating to the consolidated financial condition or business of the Loan Parties since the date of the most recent financial statements delivered pursuant to Section 4.01(a)(viii) or Section 6.01 of the Credit Agreement, as applicable.

(e) Each Loan Party is Solvent.

(f) The execution, delivery and performance by each Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(g) Except as obtained prior to the date hereof, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

(h) This Amendment has been duly executed and delivered by each Loan Party that is party hereto.  This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at Law.

ARTICLE V. — Miscellaneous

§ 5.1.           Ratification of Agreements.  The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower and each Loan Party that is party hereto.  Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also.   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2.           Ratification of Security Documents.  Each Loan Party, Administrative Agent, and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations,

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arising under or in connection with the Loans, Letters of Credit or the Notes, are Obligations and are secured indebtedness under, are guarantied by, and are secured by, each and every Security Document.  Each Loan Party hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Loan Party described as Collateral in any Security Document.

§ 5.3.           Survival of Agreements.  All representations, warranties, covenants and agreements of Loan Parties shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full.  All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

§ 5.4.           Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.5.           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

§ 5.6.           Counterparts.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.

[Remainder of Page Intentionally Left Blank, Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

COPANO ENERGY, L.L.C.,
as Borrower

By:  /s/ Carl A. Luna________________
Name:  Carl A. Luna
Title:    Senior Vice President and
             Chief Financial Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:  /s/ Matthew S. Hichborn
Name: Matthew S. Hichborn
Title: Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:  /s/ Adam H. Fey
Name: Adam H. Fey
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:  /s/ Stephanie Balette
Name:  Stephanie Balette
Title:  Authorized Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:  /s/ Todd Fogle
Name:  Todd Fogle
Title:  Assistant Vice President

BNP PARIBAS,
as a Lender

By:  /s/ Larry Robinson
Name:  Larry Robinson
Title:  Director

By:  /s/ Matthew A. Turner
Name:  Matthew A. Turner
Title:  Vice President

ROYAL BANK OF CANADA,
as a Lender

By /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

BARCLAYS BANK PLC, as a Lender

By:  /s/ Sreedhar R. Kona
Name: Sreedhar R. Kona
Title:

COMERICA BANK, as a Lender

By:  /s/ Justin Crawford
Name: Justin Crawford
Title:  Vice President

CITIBANK, N.A., as a Lender

By:  /s/ Mason McGurrin
Name: Mason McGurrin
Title:  Vice President

COMPASS BANK, as a Lender

By:  /s/  Ian Payne
Name:  Ian Payne
Title:  Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:  /s/ Carin Keegan
Name:  Carin Keegan
Title:  Vice President

By:  /s/ Omayra Laucella
Name: Omayra Laucella
Title:  Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:  /s/ Ashwin Ramkrishma
Name: Ashwin Ramakrishma
Title: Authorized Signatory

MORGAN STANLEY BANK, as a Lender

By:  /s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

REGIONS BANK, as a Lender

By:  /s/ David Valentine
Name:  David Valentine
Title: Vice President

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:
Name:
Title:

SUNTRUST BANK, as a Lender

By:  /s/ Gregory C. Magnuson
Name:  Gregory C. Magnuson
Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:  /s/ Justin M. Alexander
Name: Justin M. Alexander
Title:  Vice President

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:  /s/ Charles Patterson
Name:  Charles Patterson
Title:

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:
Name:
Title:

NATIXIS, as a Lender

By:  /s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title:  Managing Director

By:  /s/ Daniel Payer
Name:  Daniel Payer
Title: Managing Director

CONSENT OF GUARANTORS

Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and therein and hereby (i) ratifies, confirms and approves the Credit Agreement, the Amendment, the Guaranty and the other Loan Documents and, in particular, any provisions thereof which relate to such Guarantor, (ii) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Credit Agreement and the Notes are Obligations and are guarantied indebtedness under the Guaranty and are secured indebtedness under, and are secured by each and every Security Document, (iii) ratifies and confirms the Guaranty and each Security Document to which it is a party, (iv) expressly acknowledges and agrees that such Guarantor guarantees all Obligations arising under or in connection with the Credit Agreement and the Notes pursuant to the terms of the Guaranty, and hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of such Guarantor described as Collateral in any Security Document to secure all such Obligations, and (v) agrees that its obligations and covenants under the Guaranty and each Security Document to which it is a party are unimpaired hereby and shall remain in full force and effect.

ACP Texas, L.L.C.
Alamo Creek Properties, L.L.C.
Cantera Gas Company LLC
CMW Energy Services, L.L.C.
Copano Double Eagle LLC
Copano Eagle Ford LLC
                Copano Energy Finance Corporation
Copano Energy Services (Texas) GP, L.L.C.
Copano Energy Services GP, L.L.C.
Copano Energy/Mid-Continent, L.L.C.
Copano Energy/Rocky Mountains, L.L.C.
Copano Field Facilities/Rocky Mountains, LLC
Copano Field Services GP, L.L.C.
Copano Field Services/Central Gulf Coast GP, L.L.C.
Copano Field Services/North Texas, L.L.C.
Copano Field Services/Rocky Mountains, LLC
Copano Liberty, LLC
Copano Natural Gas/Rocky Mountains, LLC
Copano NGL Services (Markham), L.L.C.
Copano NGL Services GP, L.L.C.
Copano Pipelines (Texas) GP, L.L.C.
Copano Pipelines GP, L.L.C.
Copano Pipelines/North Texas, L.L.C.
Copano Pipelines/Rocky Mountains, LLC
Copano Processing GP, L.L.C.
Copano Processing/Louisiana, LLC
Copano/Red River Gathering GP, L.L.C.
Copano/Webb-Duval Pipeline GP, L.L.C.
CPNO Services GP, L.L.C.
Estes Cove Facilities, L.L.C.
Greenwood Gathering, L.L.C.
Nueces Gathering, L.L.C.
River View Pipelines, L.L.C.
ScissorTail Energy, LLC
Harrah Midstream LLC

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

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Copano Processing, L.P.

By:           Copano Processing GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano NGL Services, L.P.

By:           Copano NGL Services GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

CHC LP Holdings, L.L.C.
Copano Houston Central, L.L.C.
Copano Pipelines Group, L.L.C.
Copano/Red River Gathering LP Holdings, L.L.C.
CPG LP Holdings, L.L.C.
CPNO Services LP Holdings, L.L.C.
CWDPL LP Holdings, L.L.C.

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano General Partners, Inc.

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano Field Services/Agua Dulce, L.P.
Copano Field Services/Copano Bay, L.P.
Copano Field Services/Karnes, L.P.
Copano Field Services/Live Oak, L.P.
Copano Field Services/South Texas, L.P.
Copano Field Services/Upper Gulf Coast, L.P.

By:           Copano Field Services GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano Pipelines/Hebbronville, L.P.
Copano Pipelines/South Texas, L.P.
Copano Pipelines/Upper Gulf Coast, L.P.

By:           Copano Pipelines GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

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Copano Pipelines/Texas Gulf Coast, L.P.

By:           Copano Pipelines (Texas) GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano Field Services/Central Gulf Coast, L.P.

By:	Copano Field Services/Central Gulf Coast GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano Energy Services/Upper Gulf Coast, L.P.

By:           Copano Energy Services GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano Energy Services/Texas Gulf Coast, L.P.

By:	Copano Energy Services (Texas) GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

Copano/Webb-Duval Pipeline, L.P.

By:           Copano/Webb-Duval Pipeline GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

CPNO Services, L.P.
Copano Risk Management, L.P.

By:	CPNO Services GP, L.L.C., General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

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Cimmarron Gathering, LP

By:           Copano/Red River Gathering GP, L.L.C.,
General Partner

By:         /s/ Carl A. Luna
Carl A. Luna
Senior Vice President and Chief Financial Officer

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